UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________
Form 8-K
_____________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 24, 2024
Jacobs Solutions Inc.
(Exact name of Registrant as specified in its charter)

Delaware		1-7463		88-1121891
(State or other jurisdiction of incorporation or organization)		(SEC File No.)		(IRS Employer identification number)

1999 Bryan Street	Suite 3500	Dallas	Texas	75201
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number (including area code): (214) 583-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
_________________________________________________________________

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	$1 par value	J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the 2024 Annual Meeting of Shareholders of Jacobs Solutions Inc. (“the Company”) held on January 24, 2024 (“Annual Meeting”), the Company’s shareholders approved (i) the amendment of the Company’s Amended and Restated Certificate of Incorporation (the “Company Charter”) to provide for senior officer exculpation (the “Officer Exculpation Amendment") and (ii) the amendment of the Amended and Restated Certificate of Incorporation (the “JEGI Charter”) of Jacobs Engineering Group Inc. (“JEGI”), to remove a pass-through voting provision that requires the vote of the shareholders of the Company, in addition to the vote of the Company, as JEGI’s sole shareholder, in order for JEGI to take certain actions (the “Pass-Through Voting Provision”). In connection therewith, on January 26, 2024, (i) the Company filed a certificate of amendment to the Company Charter with the Secretary of State of the State of Delaware (the “Secretary of State”) to adopt the Officer Exculpation Amendment (the “Company Certificate of Amendment”) and (ii) JEGI filed a certificate of amendment to the JEGI Charter with the Secretary of State to remove the Pass-Through Voting Provision (the “JEGI Certificate of Amendment”).

The foregoing descriptions of the Company Certificate of Amendment and the JEGI Certificate of Amendment do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the full text of the Company Certificate of Amendment and the JEGI Certificate of Amendment, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

Item 5.07	Submission of Matter to a Vote of Security Holders
As described above, the Company held its Annual Meeting on January 24, 2024. At the Annual Meeting, shareholders (i) elected thirteen directors to serve on the Company’s Board of Directors (the “Board”) until the 2025 Annual Meeting of Shareholders (ii) approved, on an advisory basis, the Company’s executive compensation; (iii) approved the amendment of the Company Charter to adopt the Officer Exculpation Amendment; (iv) approved the amendment of the JEGI Charter to remove the Pass-Through Voting Provision; and (v) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2024. For the advisory shareholder proposal requesting that the Board take all actions needed to adopt the same simple majority voting standard throughout the Company’s organizational documents (the “Advisory Proposal”), neither the proponent of the proposal nor his authorized representative attended the Annual Meeting to properly present the proposal, as required by Rule 14a-8(h) under the Securities Exchange Act of 1934, as amended. Accordingly, the proposal was not considered or voted on at the Annual Meeting.

The total number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 126,316,478, of which 108,600,210 shares, or 85.97%, were present in person, via the virtual meeting platform, or by proxy, constituting a quorum.

The final voting results for each of the proposals properly submitted to a vote of the Company’s shareholders at the Annual Meeting are set forth below.

Proposal No. 1: Election of Directors

	For	Against	Abstain
Steven J. Demetriou	86,780,273	9,999,243	202,312
Christopher M.T. Thompson	93,334,141	3,438,536	209,151
Priya Abani	95,608,179	1,175,910	197,739
General Vincent K. Brooks	95,296,162	1,490,134	195,532
General Ralph E. Eberhart	93,148,232	3,629,262	204,334
Manny Fernandez	95,845,233	936,244	200,351
Georgette D. Kiser	94,929,610	1,864,912	187,306
Barbara L. Loughran	96,047,933	750,439	183,456
Robert A. McNamara	96,082,480	457,840	441,508
Louis V. Pinkham	96,517,676	263,719	200,433
Robert V. Pragada	96,150,852	621,955	209,021
Peter J. Robertson	88,456,433	8,316,881	208,514
Julie A. Sloat	96,278,596	514,737	188,495
There were 11,618,382 broker non-votes in the election of directors.
Proposal No. 2: Advisory Vote to Approve the Company’s Executive Compensation

For	Against	Abstain
93,094,567	3,252,684	634,577
There were 11,618,382 broker non-votes on the proposal.
Proposal No. 3: Vote to Approve the Amendment of the Company Charter to Provide for Senior Officer Exculpation

For	Against	Abstain
80,299,024	16,454,548	228,256
There were 11,618,382 broker non-votes on the proposal.
Proposal No. 4: Vote to Approve the Amendment of the JEGI Charter to Remove the Pass-Through Voting Provision

For	Against	Abstain
96,068,221	680,066	233,541

There were 11,618,382 broker non-votes on the proposal.
Proposal No. 5: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 27, 2024

For	Against	Abstain
104,315,194	4,059,925	225,091
There were no broker non-votes on the proposal.

Item 8.01	Other Events
Changes to Composition of Committees of the Board
Effective as of January 24, 2024, the following changes were made to the composition of the standing Committees of the Board:
◦Audit Committee: (i) Ms. Julie A. Sloat was added as a member of the Committee and (ii) Mr. Chris M.T. Thompson no longer serves as a member.
◦ESG and Risk Committee: (i) Ms. Sloat was added as a member of the Committee and (ii) Ms. Georgette D. Kiser no longer serves as a member.
◦Human Resource and Compensation: (i) Mr. Louis V. Pinkham was added as a member of the Committee and (ii) Mr. Ralph E. Eberhart no longer serves as a member.
◦Nominating and Corporate Governance Committee: (i) Mr. Pinkham was added as a member of the Committee and (ii) Mr. Thompson no longer serves as a member.
Dividend
On January 25, 2024, the Board declared a quarterly cash dividend payable to shareholders in the amount of $0.29 per share of the Company’s common stock. This represents an 11.5% increase in the quarterly dividend. This dividend will be paid on March 22, 2024 to shareholders of record as of the close of business on February 23, 2024. Future dividend payments are subject to review and approval by the Board.
Advisory Proposal
Although the Advisory Proposal was not properly presented to the Annual Meeting, as was outlined in Company's proxy statement, the Board and the Nominating and Governance Committee are nonetheless committed to undertaking a comprehensive review of the Company’s current supermajority voting provisions.

Item 9.01	Financial Statements and Exhibits
(d)Exhibits:

3.1	Certificate of Amendment to Jacobs Solution Inc.’s Amended and Restated Charter.
3.2	Certificate of Amendment to Jacobs Engineering Group Inc.’s Amended and Restated Charter.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 30, 2024

JACOBS SOLUTIONS INC.

By:	/s/ Claudia Jaramillo
Claudia Jaramillo
Executive Vice President and
Chief Financial Officer